                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 18, 1997
                                                --------------------------------

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Florida                        0-14122                 36-3330657
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


Two North Riverside Plaza, Suite 1100, Chicago, Illinois         60606-2607
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (312) 207-0020
                                                  ------------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)






                      This document consists of 53 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------- ---------------------

Park Plaza Venture, a joint venture with an Affiliated Partnership in which First Capital Institutional Real Estate, Ltd. - 3 (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as Park Plaza Professional Office Building ("Park Plaza"), located in Houston, Texas to AHP of Texas, Inc., a Texas Corporation.


The closing of this transaction occurred on December 18, 1997. Park Plaza was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $16,900,000, of which the Registrant's share was $8,450,000. Proceeds ("Sale Proceeds") received by the Registrant approximated $8,125,000, which was net of actual and estimated closing expenses. For the year ending December 31, 1997, the Registrant will record a net loss for financial reporting purposes of approximately $60,000 from this transaction. The Registrant will distribute substantially all of the Sales Proceeds on May 31, 1998 to Limited Partners of record as of December 18, 1997.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- --------------------------------------------

        (page 5) Pro Forma Financial Information


        Exhibits

        2.1 (page 10) Contract for Purchase of Real Property, dated November 18, 1997, between Park Plaza Venture, an Illinois joint venture (the "Seller") and AHP of Texas, Inc., a Texas Corporation (the "Purchaser").


        2.2 (page 43) Closing Statement, dated December 18, 1997, between the Seller and Purchaser.






No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3

                         By: FIRST CAPITAL FINANCIAL CORPORATION
                             As General Partner

December 30, 1997        By: /s/        NORMAN M. FIELD
-----------------            --------------------------------------
     (Date)                             NORMAN M. FIELD
                             Vice President - Finance and Treasurer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Park Plaza had occurred on September 30, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1997 has been presented as if the sales of Park Plaza, as well as the other property sold during 1997 (3120 Southwest Freeway Office Building) had occurred on December 31, 1996. These two properties are hereafter referred to as the "Sold Properties". The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sales of the Sold Properties had occurred on December 31, 1995. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Sold Properties have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1995 and 1996 and September 30, 1997, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                           September 30, 1997
                                                ------------------------------------------
                                                                                Pro Forma
                                                   Balance      Pro Forma        Balance
                                                    Sheet      Adjustments        Sheet
                                                ------------  -------------   ------------
Investment in commercial rental properties:
 Land                                           $  1,662,900  $    (802,900)  $    860,000
 Buildings and improvements                       17,271,500    (11,830,100)     5,441,400
                                                ------------  -------------   ------------

                                                  18,934,400    (12,633,000)     6,301,400
 Accumulated depreciation and amortization        (6,710,200)     4,338,200     (2,372,000)
                                                ------------  -------------   ------------

 Total investment properties, net of
  accumulated depreciation and amortization       12,224,200     (8,294,800)     3,929,400

Cash and cash equivalents                          4,174,600      7,884,000     12,058,600
Investment in debt securities                        983,000                       983,000
Restricted cash                                      100,000                       100,000
Rents receivable                                      33,900        (27,100)         6,800
Investment in and loans to joint venture           5,495,300                     5,495,300
Other assets                                          38,200        (24,200)        14,000
                                                ------------  -------------   ------------

                                                $ 23,049,200  $    (462,100)  $ 22,587,100
                                                ============  =============   ============

                          LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
 Accounts payable and accrued expenses          $    404,100  $    (235,800)  $    168,300
 Due to Affiliates                                    41,200                        41,200
 Security deposits                                    52,100        (32,300)        19,800
 Distributions payable                               355,700      8,124,700      8,480,400
 Other liabilities                                     7,400                         7,400
                                                ------------  -------------   ------------

                                                     860,500      7,856,600      8,717,100
                                                ------------  -------------   ------------
Partners' capital:
 General Partner (deficit)                          (135,900)          (600)      (136,500)
 Limited Partners (45,737 Units issued
  and outstanding)                                22,324,600     (8,318,100)    14,006,500
                                                ------------  -------------   ------------

                                                  22,188,700     (8,318,700)    13,870,000
                                                ------------  -------------   ------------

                                                $ 23,049,200  $    (462,100)  $ 22,587,100
                                                ============  =============   ============

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 3

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                           Nine Months Ended September 30, 1997
                                                  ------------------------------------------------------
                                                                                              Pro Forma
                                                  Statement of     Current      Previous    Statement of
                                                   Income and     Pro Forma     Pro Forma    Income and
                                                    Expenses     Adjustments   Adjustments    Expenses
                                                  ------------   -----------   -----------  ------------
Income:
 Rental                                            $ 2,161,500  $ (1,174,900)  $   (30,100)  $  956,500
 Interest                                              270,800        (2,700)         (200)     267,900
 Gain on sale of Property                              245,400                    (245,400)           0
                                                   -----------   -----------   -----------   ----------

                                                     2,677,700    (1,177,600)     (275,700)   1,224,400
                                                   -----------   -----------   -----------   ----------

Expenses:
 Depreciation and amortization                         521,800      (341,000)       (4,600)     176,200
 Property operating:
  Affiliates                                           131,000       (58,900)       (3,200)      68,900
  Nonaffiliates                                        458,700      (265,000)      (11,500)     182,200
 Real estate taxes                                     234,100      (162,900)       (2,500)      68,700
 Insurance - Affiliate                                  20,500       (10,800)         (700)       9,000
 Repairs and maintenance                               356,600      (222,400)       (9,400)     124,800
 General and administrative:
  Affiliates                                            13,300                                   13,300
  Nonaffiliates                                        107,800                                  107,800
                                                   -----------   -----------   -----------   ----------

                                                     1,843,800    (1,061,000)      (31,900)     750,900
                                                   -----------   -----------   -----------   ----------

Income before income from participation in
  joint venture                                        833,900      (116,600)     (243,800)     473,500

Income from participation in joint venture             280,500                                  280,500
                                                   -----------   -----------   -----------   ----------

Net income                                         $ 1,114,400   $  (116,600)  $  (243,800)  $  754,000
                                                   ===========   ===========   ===========   ==========

Net income allocated to General Partner            $   154,200   $             $   (47,400)  $  106,800
                                                   ===========   ===========   ===========   ==========

Net income allocated to Limited Partners           $   960,200   $  (116,600)  $  (196,400)  $  647,200
                                                   ===========   ===========   ===========   ==========

Net income allocated to Limited
 Partners per Unit (45,737 Units
 outstanding)                                      $     20.99   $     (2.55)  $     (4.29)  $    14.15
                                                   ===========   ===========   ===========   ==========

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 3

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                             Year Ended December 31, 1996
                                                 ------------------------------------------------------
                                                                                            Pro Forma
                                                                  Current      Previous    Statement of
                                                 Statement of    Pro Forma     Pro Forma    Income and
                                                  Income and    Adjustments   Adjustments    Expenses
                                                   Expenses     (Unaudited)   (Unaudited)   (Unaudited)
                                                 ------------   -----------   -----------  ------------
Income:
 Rental                                           $ 3,074,700  $ (1,666,700)  $  (219,300)  $ 1,188,700
 Interest                                             446,700        (2,600)         (300)      443,800
                                                  -----------  ------------   -----------   -----------

                                                    3,521,400    (1,669,300)     (219,600)    1,632,500
                                                  -----------  ------------   -----------   -----------
Expenses:
 Depreciation and amortization                        723,200      (436,500)      (55,500)      231,200
 Property operating:
  Affiliates                                          178,800       (86,900)      (16,000)       75,900
  Nonaffiliates                                       639,200      (330,200)      (68,600)      240,400
 Real estate taxes                                    334,100      (235,400)      (18,700)       80,000
 Insurance - Affiliate                                 36,500       (17,200)       (5,000)       14,300
 Repairs and maintenance                              448,900      (235,700)      (47,900)      165,300
 General and administrative:
  Affiliates                                           36,200                                    36,200
  Nonaffiliates                                       148,900                                   148,900
                                                  -----------  ------------   -----------   -----------

                                                    2,545,800    (1,341,900)     (211,700)      992,200
                                                  -----------  ------------   -----------   -----------

Income before income from participation in
  joint venture                                       975,600      (327,400)       (7,900)      640,300

Income from participation in joint venture            383,300                                   383,300
                                                  -----------  ------------   -----------   -----------

Net income                                        $ 1,358,900  $   (327,400)  $    (7,900)  $ 1,023,600
                                                  ===========  ============   ===========   ===========

Net income allocated to General Partner           $   213,400  $    (68,800)  $             $   144,600
                                                  ===========  ============   ===========   ===========

Net income allocated to Limited Partners          $ 1,145,500  $   (258,600)  $    (7,900)  $   879,000
                                                  ===========  ============   ===========   ===========

Net income allocated to Limited
 Partners per Unit (45,737 Units
 outstanding)                                     $     25.05  $      (5.66)  $     (0.17)  $     19.22
                                                  ===========  ============   ===========   ===========

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of September 30, 1997 to reflect the sale of the Registrant's interest in Park Plaza.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of Park Plaza.

   c) Distributions payable has been adjusted to reflect the amount of the special distribution of Sales Proceeds to Limited Partners as if such special distribution had been declared as of September 30, 1997.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the nine months ended September 30, 1997 and for the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interest in the operations of the Sold Properties.